UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                               September 19, 2001
                            ------------------------
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




   Pennsylvania                    000-22026                     25-1407782
-----------------           ------------------------        --------------------
(State or other             (Commission File Number)        (IRS Employer
 jurisdiction of                                             Identification No.)
     corporation)





       One RentWay Place, Erie, Pennsylvania                   16505
--------------------------------------------------------------------------------
     (Address of principal executive offices)                Zip Code



Registrant's telephone number, including area code:       (814) 455-5378
                                                    ----------------------------










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Item 5.           Other Events

             Rent-Way, Inc. Reschedules Annual Shareholders Meeting


Erie, Pennsylvania, September 19, 2001 -- Rent-Way Inc. (NYSE:RWY) today announced that the annual shareholders meeting previously scheduled for September 14th in New York City has been rescheduled for Friday, September 28, 2001 at the company's corporate office in Erie, Pennsylvania at 10:00 am (EDT).

Proxy's delivered with respect to the previously scheduled annual shareholders meeting date will be honored at this newly scheduled meeting.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,130 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 Rent-Way, Inc.
                       -----------------------------------
                                  (Registrant)





       September 19, 2001                       /s/John A. Lombardi
    -------------------------           ----------------------------------------
              Date                                   (Signature)
                                                    John A. Lombardi
                                         Chief Accounting Officer and Controller





       September 19, 2001                      /s/William A. McDonnell
    --------------------------          ----------------------------------------
               Date                                   (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer